Exhibit 32.2 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 In connection with the Annual Report of Bakkt Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew LaBenne, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that: 1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and 2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Date: March 31, 2022 By:_________________________________________________ Andrew LaBenne Chief Financial Officer (Principal Financial Officer) /s/ Andrew LaBenne